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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



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
Date of Report (Date of earliest event reported)     OCTOBER 3, 2000 (SEPTEMBER 26, 2000)
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                             PC SERVICE SOURCE, INC.
               (Exact Name of Registrant as Specified in Charter)


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
         DELAWARE                           0-23686                             52-1703687
(State or other jurisdiction of      (Commission File Number)     (I.R.S. employer identification no.)
 incorporation or organization)


2800 W. STORY ROAD, DALLAS, TEXAS                                                75038
(Address of principal executive offices)                                       (Zip Code)
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                                 (972) 594-3400
              (Registrant's Telephone Number, Including Area Code)






                   2350 VALLEY VIEW LANE, DALLAS, TEXAS 75234
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Ernst & Young LLP resigned as PC Service Source's independent auditor on September 26, 2000.

         The audit reports of Ernst & Young LLP on the company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the company's financial statements for each of the two fiscal years ended December 31, 1999, and December 31, 1998, and the subsequent interim period through the date of Ernst & Young LLP's resignation, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make any such reference in its reports. A copy of Ernst & Young LLP's letter, dated September 29, 2000, agreeing with the above statements is filed as Exhibit
99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    Listed below is the exhibit filed as a part of this report.

    99.1    -- Letter from Ernst & Young LLP.*



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    * Filed herewith.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, PC Service Source, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2000                  PC SERVICE SOURCE, INC.



                                       By:   /s/ Morti Tenenhaus
                                             ----------------------------

                                             Morti Tenenhaus, President


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                                  EXHIBIT INDEX
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
EXHIBIT
NUMBER                             EXHIBIT
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
 99.1               -- Letter from Ernst & Young LLP.*
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    * Filed herewith.